DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019		Dec 31, 2020	Dec 31, 2019	2020 vs. 2019
EARNINGS SUMMARY
Interest Income	$2,760	$2,681	$2,672	$2,982	$3,039	($279)	(9%)	$11,095	$11,993	($898)	(7%)
Interest Expense	383	416	482	584	615	(232)	(38%)	1,865	2,530	(665)	(26%)
Net Interest Income	2,377	2,265	2,190	2,398	2,424	(47)	(2%)	9,230	9,463	(233)	(2%)
Discount/Interchange Revenue	811	752	622	694	800	11	1%	2,879	3,011	(132)	(4%)
Rewards Cost	569	514	385	478	519	50	10%	1,946	1,945	1	0%
Discount and Interchange Revenue, net	242	238	237	216	281	(39)	(14%)	933	1,066	(133)	(12%)
Protection Products Revenue	45	44	44	47	48	(3)	(6%)	180	194	(14)	(7%)
Loan Fee Income	110	100	85	119	123	(13)	(11%)	414	449	(35)	(8%)
Transaction Processing Revenue	52	50	49	44	51	1	2%	195	197	(2)	(1%)
Other Income	(2)	17	57	64	17	(19)	(112%)	136	90	46	51%
Total Non-Interest Income	447	449	472	490	520	(73)	(14%)	1,858	1,996	(138)	(7%)

Revenue Net of Interest Expense	2,824	2,714	2,662	2,888	2,944	(120)	(4%)	11,088	11,459	(371)	(3)%

Provision for Credit Losses	531	750	2,046	1,807	836	(305)	(36%)	5,134	3,231	1,903	59%

Employee Compensation and Benefits	504	471	452	467	447	57	13%	1,894	1,738	156	9%
Marketing and Business Development	159	140	129	231	234	(75)	(32%)	659	883	(224)	(25%)
Information Processing & Communications	198	111	117	114	113	85	75%	540	409	131	32%
Professional Fees	192	151	181	193	214	(22)	(10%)	717	753	(36)	(5%)
Premises and Equipment	30	26	27	30	27	3	11%	113	107	6	6%
Other Expense	195	106	171	124	149	46	31%	596	503	93	18%
Total Operating Expense	1,278	1,005	1,077	1,159	1,184	94	8%	4,519	4,393	126	3%

Income/ (Loss) Before Income Taxes	1,015	959	(461)	(78)	924	91	10%	1,435	3,835	(2,400)	(63%)
Tax Expense	216	188	(93)	(17)	216	—	—%	294	878	(584)	(67%)
Net Income/ (Loss)	$799	$771	($368)	($61)	$708	$91	13%	$1,141	$2,957	($1,816)	(61%)

Net Income/ (Loss) Allocated to Common Stockholders	$794	$751	($369)	($78)	$704	$90	13%	$1,104	$2,908	($1,804)	(62%)

Effective Tax Rate	21.3%	19.6%	20.2%	22.0%	23.4%			20.5%	22.9%

Net Interest Margin	10.63%	10.19%	9.81%	10.21%	10.29%	34	bps	10.21%	10.41%	(20)	bps
Operating Efficiency	45.2%	37.0%	40.5%	40.1%	40.2%	500	bps	40.8%	38.3%	250	bps
ROE	30%	31%	(15)%	(2)%	24%			11%	26%
ROCE	33%	34%	(16)%	(3)%	25%			12%	27%
Capital Returned to Common Stockholders	$119	$117	$136	$468	$521	($402)	(77%)	$840	$2,233	($1,393)	(62%)
Payout Ratio	15%	16%	(37)%	(604)%	74%			76%	77%

Ending Common Shares Outstanding	307	306	306	306	310	(3)	(1%)	307	310	(3)	(1%)
Weighted Average Common Shares Outstanding	307	306	306	308	312	(5)	(2%)	307	320	(13)	(4%)
Weighted Average Common Shares Outstanding (fully diluted)	307	306	306	308	313	(6)	(2%)	307	320	(13)	(4%)

PER SHARE STATISTICS
Basic EPS	$2.59	$2.45	($1.20)	($0.25)	$2.25	$0.34	15%	$3.60	$9.09	($5.49)	(60%)
Diluted EPS	$2.59	$2.45	($1.20)	($0.25)	$2.25	$0.34	15%	$3.60	$9.08	($5.48)	(60%)
Common Dividends Declared Per Share	$0.44	$0.44	$0.44	$0.44	$0.44	$—	—%	$1.76	$1.68	$0.08	5%
Common Stock Price (period end)	$90.53	$57.78	$50.09	$35.67	$84.82	$5.71	7%	$90.53	$84.82	$5.71	7%
Book Value per share	$35.50	$33.45	$31.47	$31.55	$38.24	($2.74)	(7%)	$35.50	$38.24	($2.74)	(7%)

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities [1]	$25,703	$38,991	$28,201	$21,993	$17,559	$8,144	46%
Total Loan Receivables	90,449	88,660	88,927	92,963	95,894	(5,445)	(6%)
Allowance for Credit Losses	(8,226)	(8,226)	(8,184)	(6,913)	(3,383)	(4,843)	(143%)
Net Loan Receivables	82,223	80,434	80,743	86,050	92,511	(10,288)	(11%)
Premises and Equipment, net	1,027	1,121	1,115	1,070	1,057	(30)	(3%)
Goodwill and Intangible Assets, net	350	350	351	410	410	(60)	(15%)
Other Assets	3,586	3,453	3,382	3,134	2,459	1,127	46%
Total Assets	$112,889	$124,349	$113,792	$112,657	$113,996	($1,107)	(1%)

Liabilities & Stockholders' Equity
Certificates of Deposits [2]	$18,526	$19,661	$20,848	$20,703	$19,168	($642)	(3%)
Savings, Money Market, and Other Deposits [2]	44,971	43,282	40,266	36,003	35,241	9,730	28%
Direct to Consumer Deposits [2]	63,497	62,943	61,114	56,706	54,409	9,088	17%
Brokered Deposits and Other Deposits	13,407	15,072	16,250	16,712	18,337	(4,930)	(27%)
Deposits	76,904	78,015	77,364	73,418	72,746	4,158	6%
Short-term Borrowings [3]	—	10,700	—	—	—	—	NM
Securitized Borrowings	10,840	11,425	12,766	13,939	14,284	(3,444)	(24%)
Other Borrowings	10,401	10,416	10,428	12,159	11,417	(1,016)	(9%)
Borrowings	21,241	32,541	23,194	26,098	25,701	(4,460)	(17%)
Accrued Expenses and Other Liabilities	3,860	3,541	3,591	3,476	3,690	170	5%
Total Liabilities	102,005	114,097	104,149	102,992	102,137	(132)	0%
Total Equity	10,884	10,252	9,643	9,665	11,859	(975)	(8%)
Total Liabilities and Stockholders' Equity	$112,889	$124,349	$113,792	$112,657	$113,996	($1,107)	(1%)

LIQUIDITY
Liquidity Portfolio [4]	$24,411	$25,759	$26,853	$19,430	$16,608	$7,803	47%
Private Asset-backed Securitizations	6,000	6,000	6,000	6,000	5,500	500	9%
Federal Reserve Discount Window [5]	32,930	32,635	32,830	34,712	34,220	(1,290)	(4%)
Undrawn Credit Facilities [5]	38,930	38,635	38,830	40,712	39,720	(790)	(2%)
Total Liquidity	$63,341	$64,394	$65,683	$60,142	$56,328	$7,013	12%

1 Numbers for the quarter ending September 30, 2020 includes $10.7 billion of agency pass-through residential mortgage-backed securities (RMBS) received in connection with a securities lending transaction entered into in September 2020

2 Includes Affinity relationships

3 Represents the obligation to return the agency pass-through RMBS received from the counterparty of the securities lending transaction. The Company returned the RMBS when the securities lending transaction expired in November 2020

4 Excludes U.S. Treasury securities that have been pledged as collateral in the securities lending transaction

5 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019
BALANCE SHEET STATISTICS
Total Common Equity	$9,828	$9,196	$8,587	$9,102	$11,296	($1,468)	(13%)
Total Common Equity/Total Assets	8.7%	7.4%	7.5%	8.1%	9.9%
Total Common Equity/Net Loans	12.0%	11.4%	10.6%	10.6%	12.2%

Tangible Assets	$112,539	$123,999	$113,441	$112,247	$113,586	($1,047)	(1%)
Tangible Common Equity [1]	$9,478	$8,846	$8,236	$8,692	$10,886	($1,408)	(13%)
Tangible Common Equity/Tangible Assets [1]	8.4%	7.1%	7.3%	7.7%	9.6%
Tangible Common Equity/Net Loans [1]	11.5%	11.0%	10.2%	10.1%	11.8%
Tangible Common Equity per share [1]	$30.91	$28.86	$26.88	$28.38	$35.10	($4.19)	(12%)

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Dec 31, 2020 2	Sep 30, 2020 2	Jun 30, 2020 2	Mar 31, 2020 2	Dec 31, 2019
Total Risk Based Capital Ratio	16.1%	15.2%	14.7%	13.7%	13.5%
Tier 1 Risk Based Capital Ratio	14.3%	13.3%	12.9%	11.9%	11.8%
Tier 1 Leverage Ratio	10.9%	10.6%	10.0%	9.9%	10.3%
Common Equity Tier 1 Capital Ratio	13.1%	12.2%	11.7%	11.3%	11.2%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019
AVERAGE BALANCES
Assets
Cash and Investment Securities	$30,245	$27,841	$25,681	$17,977	$17,579	$12,666	72%
Restricted Cash	121	775	226	627	58	63	109%
Credit Card Loans	69,997	69,643	70,848	75,337	74,814	(4,817)	(6%)
Private Student Loans	9,952	9,790	9,826	9,992	9,660	292	3%
Personal Loans	7,197	7,255	7,475	7,704	7,675	(478)	(6%)
Other Loans	1,814	1,734	1,622	1,468	1,288	526	41%
Total Loans	88,960	88,422	89,771	94,501	93,437	(4,477)	(5%)
Total Interest Earning Assets	119,326	117,038	115,678	113,105	111,074	8,252	7%
Allowance for Credit Losses	(8,222)	(8,183)	(6,927)	(5,851)	(3,294)	(4,928)	(150%)
Other Assets	6,050	5,981	5,717	5,661	4,835	1,215	25%
Total Assets	$117,154	$114,836	$114,468	$112,915	$112,615	$4,539	4%

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$19,032	$20,295	$20,939	$19,688	$18,879	$153	1%
Savings, Money Market, and Other Deposits [1]	43,489	41,256	37,874	35,534	34,113	9,376	27%
Direct to Consumer Deposits [1]	62,521	61,551	58,813	55,222	52,992	9,529	18%
Brokered Deposits and Other Deposits	13,711	15,271	16,429	16,756	17,865	(4,154)	(23%)
Total Interest-bearing Deposits	76,232	76,822	75,242	71,978	70,857	5,375	8%
Short-term Borrowings	3,722	350	—	1	—	3,722	NM
Securitized Borrowings	10,945	12,115	12,960	14,087	13,562	(2,617)	(19%)
Other Long-term Borrowings	10,409	10,426	11,375	11,790	11,542	(1,133)	(10%)
Total Interest-bearing Liabilities	101,308	99,713	99,577	97,856	95,961	5,347	6%
Other Liabilities & Stockholders' Equity	15,846	15,123	14,891	15,059	16,654	(808)	(5%)
Total Liabilities and Stockholders' Equity	$117,154	$114,836	$114,468	$112,915	$112,615	$4,539	4%

AVERAGE YIELD
Assets
Cash and Investment Securities	1.14%	0.90%	0.94%	1.80%	2.05%	(91)	bps
Restricted Cash	0.05%	0.09%	0.25%	1.06%	1.39%	(134)	bps
Credit Card Loans	12.65%	12.40%	12.34%	12.90%	13.08%	(43)	bps
Private Student Loans	7.40%	7.40%	7.46%	8.24%	8.43%	(103)	bps
Personal Loans	13.01%	13.03%	12.40%	13.27%	13.23%	(22)	bps
Other Loans	6.02%	6.25%	6.49%	6.73%	6.27%	(25)	bps
Total Loans	11.96%	11.78%	11.70%	12.34%	12.52%	(56)	bps
Total Interest Earning Assets	9.20%	9.11%	9.29%	10.60%	10.86%	(166)	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.80%	2.02%	2.22%	2.36%	2.45%	(65)	bps
Savings, Money Market, and Other Deposits [1]	0.57%	0.86%	1.29%	1.64%	1.80%	(123)	bps
Direct to Consumer Deposits [1]	0.94%	1.25%	1.62%	1.90%	2.03%	(109)	bps
Brokered Deposits and Other Deposits	2.38%	2.47%	2.52%	2.71%	2.72%	(34)	bps
Total Interest-bearing Deposits	1.20%	1.49%	1.81%	2.09%	2.20%	(100)	bps
Short-term Borrowings	3.10%	3.10%	0.25%	1.71%	1.72%	138	bps
Securitized Borrowings	1.06%	1.04%	1.24%	2.28%	2.62%	(156)	bps
Other Long-term Borrowings	3.60%	3.60%	3.63%	4.45%	4.53%	(93)	bps
Total Interest-bearing Liabilities	1.50%	1.66%	1.95%	2.40%	2.54%	(104)	bps
Net Interest Margin	10.63%	10.19%	9.81%	10.21%	10.29%	34	bps
Net Yield on Interest-earning Assets	7.93%	7.70%	7.61%	8.53%	8.66%	(73)	bps

[1] Includes Affinity relationships
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019		Dec 31, 2020	Dec 31, 2019	2020 vs. 2019
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$90,449	$88,660	$88,927	$92,963	$95,894	($5,445)	(6%)	$90,449	$95,894	($5,445)	(6%)
Average Loans [1]	$88,960	$88,422	$89,771	$94,501	$93,437	($4,477)	(5%)	$90,403	$90,886	($483)	(1%)

Interest Yield	11.96%	11.78%	11.70%	12.34%	12.52%	(56)	bps	11.95%	12.72%	(77)	bps
Gross Principal Charge-off Rate [2]	3.17%	3.78%	4.26%	4.15%	4.00%	(83)	bps	3.85%	3.98%	(13)	bps
Net Principal Charge-off Rate [2]	2.38%	3.00%	3.44%	3.27%	3.19%	(81)	bps	3.03%	3.17%	(14)	bps
Delinquency Rate (30 or more days)	1.89%	1.77%	1.98%	2.39%	2.41%	(52)	bps
Delinquency Rate (30 or more days) excluding Purchased Loans [3]	1.88%	1.76%	1.98%	2.38%	2.40%	(52)	bps	1.88%	2.40%	(52)	bps
Delinquency Rate (90 or more days)	0.88%	0.80%	1.03%	1.18%	1.15%	(27)	bps
Delinquency Rate (90 or more days) excluding Purchased Loans [3]	0.88%	0.80%	1.04%	1.19%	1.15%	(27)	bps	0.88%	1.15%	(27)	bps
Gross Principal Charge-off Dollars [2]	$709	$842	$950	$975	$941	($232)	(25%)	$3,476	$3,617	($141)	(4%)
Net Principal Charge-off Dollars [2]	$531	$668	$767	$769	$751	($220)	(29%)	$2,735	$2,886	($151)	(5%)
Net Interest and Fee Charge-off Dollars	$113	$141	$169	$178	$166	($53)	(32%)	$601	$638	($37)	(6%)
Loans Delinquent 30 or more days	$1,705	$1,567	$1,763	$2,218	$2,312	($607)	(26%)
Loans Delinquent 30 or more days excluding Purchased Loans [3]	$1,687	$1,544	$1,739	$2,189	$2,276	($589)	(26%)	$1,687	$2,276	($589)	(26%)
Loans Delinquent 90 or more days	$795	$708	$916	$1,095	$1,098	($303)	(28%)
Loans Delinquent 90 or more days excluding Purchased Loans [3]	$791	$702	$911	$1,088	$1,089	($298)	(27%)	$791	$1,089	($298)	(27%)

Allowance for Credit Losses (period end) [4]	$8,226	$8,226	$8,184	$6,913	$3,383	$4,843	143%	$8,226	$3,383	$4,843	143%
Reserve Change Build/ (Release) [5,6,7]	$—	$42	$1,271	$1,069	$85	($85)		$2,382	$345	$2,037
Reserve Rate	9.09%	9.28%	9.20%	7.44%	3.53%	556	bps	9.09%	3.53%	556	bps

CREDIT CARD LOANS
Ending Loans	$71,472	$69,656	$70,201	$73,811	$77,181	($5,709)	(7%)	$71,472	$77,181	($5,709)	(7%)
Average Loans	$69,997	$69,643	$70,848	$75,337	$74,814	($4,817)	(6%)	$71,447	$72,740	($1,293)	(2%)

Interest Yield	12.65%	12.40%	12.34%	12.90%	13.08%	(43)	bps	12.58%	13.32%	(74)	bps
Gross Principal Charge-off Rate	3.53%	4.33%	4.84%	4.64%	4.34%	(81)	bps	4.34%	4.35%	(1)	bps
Net Principal Charge-off Rate	2.63%	3.45%	3.90%	3.65%	3.41%	(78)	bps	3.41%	3.43%	(2)	bps
Delinquency Rate (30 or more days)	2.07%	1.91%	2.17%	2.62%	2.62%	(55)	bps	2.07%	2.62%	(55)	bps
Delinquency Rate (90 or more days)	1.03%	0.93%	1.21%	1.38%	1.32%	(29)	bps	1.03%	1.32%	(29)	bps
Gross Principal Charge-off Dollars	$621	$759	$852	$869	$818	($197)	(24%)	$3,101	$3,165	($64)	(2%)
Net Principal Charge-off Dollars	$463	$604	$688	$683	$644	($181)	(28%)	$2,438	$2,494	($56)	(2%)
Loans Delinquent 30 or more days	$1,478	$1,328	$1,523	$1,935	$2,019	($541)	(27%)	$1,478	$2,019	($541)	(27%)
Loans Delinquent 90 or more days	$739	$650	$846	$1,016	$1,020	($281)	(28%)	$739	$1,020	($281)	(28%)

Allowance for Credit Losses (period end) [4]	$6,491	$6,491	$6,491	$5,306	$2,883	$3,608	125%	$6,491	$2,883	$3,608	125%
Reserve Change Build/ (Release) [5,6]	$—	$—	$1,185	$756	$84	($84)		$1,941	$355	$1,586
Reserve Rate	9.08%	9.32%	9.25%	7.19%	3.74%	534	bps	9.08%	3.74%	534	bps
Total Discover Card Volume	$43,581	$39,783	$33,105	$37,474	$42,794	$787	2%	$153,943	$160,283	($6,340)	(4%)
Discover Card Sales Volume	$40,957	$37,134	$30,721	$33,988	$39,188	$1,769	5%	$142,800	$146,183	($3,383)	(2%)
Rewards Rate	1.38%	1.38%	1.24%	1.40%	1.32%	6	bps	1.35%	1.33%	2	bps

[1] Total Loans includes Home Equity and other loans
[2] Prior to adoption of ASU No. 2016-13 on January 1, 2020, net charge-offs on Purchased Credit Impaired ("PCI") loans generally did not result in a charge to earnings
[3] Prior to adoption of ASU No. 2016-13 on January 1, 2020, Purchased loans (formerly referred to as PCI) were accounted for on a pooled basis. Since a pool was accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, was not meaningful. Because the Company was recognizing interest income on a pool of loans, it was all considered to be performing

[4] Prior to adoption of ASU No. 2016-13 on January 1, 2020, credit losses were estimated using the incurred loss approach. Under the new current expected credit loss (“CECL”) approach, reserves are now recorded for expected losses, not simply those deemed to be already incurred, and the loss estimate period is extended to include the entire life of the loan

[5] Prior to adoption of ASU No. 2016-13 on January 1, 2020, the allowance for credit loss included the net change in reserves on PCI pools having no remaining non-accretable difference which did not impact the reserve change build/(release) in provision for credit losses

[6] Excludes January 1, 2020 CECL day one impact
[7] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019		Dec 31, 2020	Dec 31, 2019	2020 vs. 2019
PRIVATE STUDENT LOANS
Organic Student Loans	$8,989	$8,989	$8,635	$8,790	$8,402	$587	7%	$8,989	$8,402	$587	7%
Purchased Student Loans	965	1,027	1,095	1,167	1,251	(286)	(23%)	965	1,251	(286)	(23%)
Total Private Student Loans	$9,954	$10,016	$9,730	$9,957	$9,653	$301	3%	$9,954	$9,653	$301	3%

Interest Yield	7.40%	7.40%	7.46%	8.24%	8.43%	(103)	bps	7.63%	8.55%	(92)	bps
Net Principal Charge-off Rate [1]	0.71%	0.58%	0.62%	0.68%	1.02%	(31)	bps	0.65%	0.72%	(7)	bps
Delinquency Rate (30 or more days)	1.39%	1.49%	1.57%	1.75%	1.88%	(49)	bps	1.39%	1.88%	(29)	bps
Delinquency Rate (30 or more days) excluding Purchased Loans [2]	1.32%	1.41%	1.49%	1.64%	1.72%	(40)	bps	1.32%	1.72%	(40)	bps

Reserve Rate	8.43%	8.38%	8.21%	7.68%	1.53%	690	bps	8.43%	1.53%	690	bps

PERSONAL LOANS
Ending Loans	$7,177	$7,211	$7,316	$7,651	$7,687	($510)	(7%)	$7,177	$7,687	($510)	(7%)

Interest Yield	13.01%	13.03%	12.40%	13.27%	13.23%	(22)	bps	12.93%	13.07%	(14)	bps
Net Principal Charge-off Rate	2.79%	2.69%	3.43%	3.59%	4.26%	(147)	bps	3.13%	4.28%	(115)	bps
Delinquency Rate (30 or more days)	1.08%	1.10%	1.07%	1.31%	1.37%	(29)	bps	1.08%	1.37%	(29)	bps

Reserve Rate	11.94%	11.89%	11.71%	10.55%	4.53%	741	bps	11.94%	4.53%	741	bps

[1] Prior to adoption of ASU No. 2016-13 on January 1, 2020, net charge-offs on Purchased Credit Impaired ("PCI") loans generally did not result in a charge to earnings

[2] Prior to adoption of ASU No. 2016-13 on January 1, 2020, Purchased loans (formerly referred to as PCI) were accounted for on a pooled basis. Since a pool was accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, was not meaningful. Because the Company was recognizing interest income on a pool of loans, it was all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Dec 31, 2020 vs. Dec 31, 2019		Dec 31, 2020	Dec 31, 2019	2020 vs. 2019
DIRECT BANKING
Interest Income	$2,760	$2,681	$2,672	$2,982	$3,039	($279)	(9%)	$11,095	$11,992	($897)	(7%)
Interest Expense	383	416	482	584	615	(232)	(38%)	1,865	2,530	(665)	(26%)
Net Interest Income	2,377	2,265	2,190	2,398	2,424	(47)	(2%)	9,230	9,462	(232)	(2%)
Non-Interest Income	368	371	354	366	431	(63)	(15%)	1,459	1,648	(189)	(11%)
Revenue Net of Interest Expense	2,745	2,636	2,544	2,764	2,855	(110)	(4%)	10,689	11,110	(421)	(4%)
Provision for Credit Losses	531	750	2,046	1,807	838	(307)	(37%)	5,134	3,233	1,901	59%
Total Operating Expense	1,223	969	982	1,118	1,134	89	8%	4,292	4,231	61	1%
Income/ (Loss) Before Income Taxes	$991	$917	($484)	($161)	$883	$108	12%	$1,263	$3,646	($2,383)	(65%)

Net Interest Margin	10.63%	10.19%	9.81%	10.21%	10.29%	34	bps	10.21%	10.41%	(20)	bps
Pretax Return on Loan Receivables	4.44%	4.13%	(2.17)%	(0.69)%	3.75%	69	bps	1.40%	4.01%	(261)	bps

Allowance for Credit Losses (period end) [1]	$8,226	$8,226	$8,184	$6,913	$3,383	$4,843	143%	$8,226	$3,383	$4,843	143%
Reserve Change Build/ (Release) [2,3]	$0	$42	$1,271	$1,069	$87	($87)		$2,382	$348	$2,034

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$1	($1)	(100%)
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	1	(1)	(100%)
Non-Interest Income	79	78	118	124	89	(10)	(11%)	399	348	51	15%
Revenue Net of Interest Expense	79	78	118	124	89	(10)	(11%)	399	349	50	14%
Provision for Credit Losses	—	—	—	—	(2)	2	100	—	(2)	2	100
Total Operating Expense	55	36	95	41	50	5	10%	227	162	65	40%
Income/ (Loss) Before Income Taxes	$24	$42	$23	$83	$41	($17)	(41%)	$172	$189	($17)	(9%)

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	735	679	565	645	731	4	1%	2,624	2,717	(93)	(3)%
PULSE Network	1,286	1,270	1,209	1,189	1,253	33	3%	4,954	4,788	166	3%
Total	$2,021	$1,949	$1,774	$1,834	$1,984	$37	2%	7,578	7,505	73	1%

NETWORK VOLUME
PULSE Network	$55,055	$54,993	$52,859	$49,174	$50,037	$5,018	10%	$212,081	$192,067	$20,014	10%
Network Partners	8,740	8,917	7,280	6,980	7,099	1,641	23%	31,917	25,368	6,549	26%
Diners Club International [4]	6,321	5,839	4,339	7,737	8,831	(2,510)	(28)%	24,236	33,967	(9,731)	(29%)
Total Payment Services	70,116	69,749	64,478	63,891	65,967	4,149	6%	268,234	251,402	16,832	7%
Discover Network - Proprietary	42,526	38,699	32,349	35,180	40,579	1,947	5%	148,754	151,243	(2,489)	(2)%
Total	$112,642	$108,448	$96,827	$99,071	$106,546	$6,096	6%	$416,988	$402,645	$14,343	4%

[1] Prior to adoption of ASU No. 2016-13 on January 1, 2020, credit losses were estimated using the incurred loss approach. Under the new current expected credit loss (“CECL”) approach, reserves are now recorded for expected losses, not simply those deemed to be already incurred, and the loss estimate period is extended to include the entire life of the loan

[2] Prior to adoption of ASU No. 2016-13 on January 1, 2020, the allowance for credit loss included the net change in reserves on PCI pools having no remaining non-accretable difference which did not impact the reserve change build/(release) in provision for credit losses

[3] Excludes January 1, 2020 CECL day one impact
[4] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019
GAAP Total Common Equity	$9,828	$9,196	$8,587	$9,102	$11,296
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(95)	(95)	(96)	(155)	(155)
Tangible Common Equity [1]	$9,478	$8,846	$8,236	$8,692	$10,886

GAAP Book Value Per Share	$35.50	$33.45	$31.47	$31.55	$38.24
Less: Goodwill	(0.84)	(0.84)	(0.83)	(0.82)	(0.83)
Less: Intangibles	(0.31)	(0.31)	(0.31)	(0.51)	(0.50)
Less: Preferred Stock	(3.44)	(3.44)	(3.45)	(1.84)	(1.81)
Tangible Common Equity Per Share	$30.91	$28.86	$26.88	$28.38	$35.10

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms